SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2019

Mary Jane’s CBD Dispensary, Inc
(Exact name of registrant as specified in its charter)

Nevada	333-227270	83-1159128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7115 Blanco Road, Suite 113, Castle Hills, TX	78216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (816)-343-3102

302 West Victory Dr. Savannah, GA 31405 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 16, 2019, Moses Campbell resigned as our Chief Executive Officer. On May 27, 2019, our board of directors appointed Mason Habib to serve as Chief Executive Officer.

The employment history for Mr. Habib is contained in our current report on Form 8-K filed with the SEC on May 7, 2019 and is incorporated herein by reference.

Aside from the material interests described in the above current report on Form 8-K, Mr. Habib has had no material direct or indirect interest in any of our transactions or proposed transactions over the last two years. There are no family relationships between Mr. Habib and any of our directors or executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mary Jane’s CBD Dispensary, Inc.

/s/ Mason Habib
Mason Habib Chief Executive Officer

Date: May 28, 2019

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